UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2015

DIGITAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(415) 738-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information in this Item 2.02 of this Current Report on Form 8-K is also being furnished under Item 7.01 “Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

On October 29, 2015, we issued a press release announcing our financial results for the quarter ended September 30, 2015. The press release referred to certain supplemental information that is available on the Company’s website at www.digitalrealty.com. A copy of the press release and supplemental information are attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.
The information in this Item 7.01 of this Current Report on Form 8-K is also being furnished under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.
On October 29, 2015, we issued a press release announcing our financial results for the quarter ended September 30, 2015. The press release referred to certain supplemental information that is available on the Company’s website at www.digitalrealty.com. A copy of the press release and supplemental information are attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Press Release and Supplemental Information for the Quarter Ended September 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills Senior Vice President, General Counsel and Secretary
Date: October 29, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release and Supplemental Information for the Quarter Ended September 30, 2015.